Filed Pursuant to Rule 497

File No. 333-237740

Rule 482ad

MONROE CAPITAL CORPORATION

PRICES OFFERING OF $130 MILLION OF 4.75% NOTES DUE 2026

CHICAGO, Jan. 15, 2021 (GLOBE NEWSWIRE) — Monroe Capital Corporation (NASDAQ: MRCC) (the “Company”) today announced that it priced a public offering of $130 million aggregate principal amount of 4.75% notes due 2026 (the “Notes”) on January 15, 2021. The Notes will mature on February 15, 2026, and may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 4.75% per year payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2021.

Raymond James & Associates, Inc. is acting as book-running manager for this offering. ING Financial Markets LLC, B. Riley Securities, Inc., Huntington Securities, Inc., Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc. and Oppenheimer & Co. Inc. are acting as co-managers for the offering.

The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about January 25, 2021.

The Company intends to use the net proceeds from this offering to redeem all of its outstanding 5.75% notes due 2023 and to repay a portion of the amount outstanding under its credit facility. However, the Company may re-borrow under its credit facility and use such borrowings to invest in lower middle-market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of January 12, 2021, the Company had $114.9 million in outstanding indebtedness under its credit facility.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated January 15, 2021 and the accompanying prospectus dated June 24, 2020, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-237740) relating to the Notes was filed and has been declared effective by the SEC.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863.

ABOUT MONROE CAPITAL CORPORATION

Monroe Capital Corporation is a publicly-traded specialty finance company that principally invests in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments in middle-market companies. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation. The Company’s investment activities are managed by its investment adviser, Monroe Capital BDC Advisors, LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an affiliate of Monroe Capital LLC. To learn more about Monroe Capital Corporation, visit www.monroecap.com.

ABOUT MONROE CAPITAL LLC

Monroe Capital LLC (“Monroe”) is a private credit asset management firm specializing in direct lending and opportunistic private credit investing. Since 2004, the firm has provided private credit solutions to borrowers in the U.S. and Canada. Monroe’s middle market lending platform provides debt financing to businesses, special situation borrowers, and private equity sponsors. Investment types include cash flow, enterprise value and asset-based loans; unitranche financings; and equity co-investments. Monroe is committed to being a value-added and user-friendly partner to business owners, senior management, and private equity and independent sponsors. The firm is headquartered in Chicago and maintains offices in Atlanta, Boston, Los Angeles, New York, and San Francisco.

Monroe has been recognized by Creditflux as the 2020 Best U.S. Direct Lending Fund; Pension Bridge as the 2020 Private Credit Strategy of the Year; Global M&A Network as the 2020 Small Middle Markets Lender of the Year; Private Debt Investor as the 2018 Lower Mid-Market Lender of the Year; M&A Advisor as the 2016 Lender Firm of the Year; and the U.S. Small Business Administration as the 2015 Small Business Investment Company (SBIC) of the Year. For more information, please visit www.monroecap.com.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future events, performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the SEC including the final prospectus that will be filed with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

SOURCE:	Monroe Capital Corporation

Investor Contact:	Aaron D. Peck

Chief Investment Officer and Chief Financial Officer

Monroe Capital Corporation

(312) 523-2363

Email: apeck@monroecap.com

Media Contact:	Caroline Collins

BackBay Communications

(617) 963-0065

Email: caroline.collins@backbaycommunications.com